UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Regional Bank Fund

Annual Report
10.31.06

CEO corner

Your fund at a glance
page 1

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 3

Notes to financial
statements
page 1 9

Trustees and officers
page 3 0

For more information
page 36

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term capital appreciation with moderate income as a secondary objective by normally investing at least 80% of its assets in stocks of regional banks and lending companies, including commercial and industrial banks, savings and loan associations and bank holding companies.

Over the last twelve months

►Stocks performed well thanks to solid corporate earnings growth, a slowdown in inflation, moderating economic growth and an end to the Fed’s campaign for higher interest rates.

►Financial stocks outperformed the broader market because of solid returns by capital-market-related shares; banks lagged as the inverted yield curve hurt margins and deposit competition heated up.

►The Fund’s return was helped by our decision to favor some of the larger, more attractively valued banks with a greater share of revenue coming from market-related activity.

John Hancock Regional Bank Fund

Fund performance for the year ended October 31, 2006.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 holdings
Bank of America Corp.	3.5%	SunTrust Banks, Inc.	3.1%

Wells Fargo & Co.	3.3%	Cullen/Frost Bankers, Inc.	2.9%

Zions Bancorp.	3.3%	Marshall & Ilsley Corp.	2.9%

Wachovia Corp.	3.2%	Compass Bancshares, Inc.	2.9%

U.S. Bancorp.	3.2%	Mercantile Bankshares Corp.	2.8%

As a percentage of net assets on October 31, 2006.

1

Managers’ report
John Hancock

Regional Bank Fund

Stocks produced solid returns for the 12 months ended October 31, 2006, when the Standard & Poor’s 500 Stock Index rose 16.34% . Corporate earnings growth remained healthy, while energy prices retreated from record highs and the Federal Reserve ended its long-running campaign for higher interest rates, holding the fed funds rate target steady at 5.25% since June. Economic growth slowed to a more moderate, sustainable pace during the period, reflecting a slowdown in the housing market.

In this environment, financial shares outperformed, as the large-cap Standard & Poor’s 500 Financial Index returned 19.65%, finishing ahead of mid- and small-cap stocks in this sector. Every segment of the index produced a positive return for the period, although the index’s gains were powered by financial groups whose revenues are tied to the market — investment banks, asset managers and custody banks. The big, diversified banks with exposure to capital-markets activity also performed well. However, regional bank returns were limited by the interest rate environment, where rising short-term interest rates have caused the yield curve to invert. This puts pressure on bank margins, because it narrows the difference between what banks pay depositors and collect from loans.

Fund performance

For the year ended October 31, 2006, John Hancock Regional Bank Fund’s Class A, Class B and Class C shares posted total returns of 12.96%,

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Texas Regional	▲	Acquired at a significant premium
Bancshares
Bank of America	▼	Better-than-expected earnings made this stock our top contributor
City National	▼	Double whammy of margin compression and slower mortgage
title business

2

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
James K. Schmidt, CFA, Lisa A. Welch and Susan A. Curry

“The Fund’s underperformance
of the financial index and
Morningstar category is a
result of our focus on regional
banks, which generally
underperformed other financial
shares for the period.”

12.16%, and 12.16%, respectively, at net asset value. These results trailed the 19.65% return of the Fund’s benchmark, the Standard & Poor’s 500 Financial Index, and the 18.48% average return of the specialty/financial funds tracked by Morningstar, Inc.1 Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested for the entire period and did not reinvest all Fund distributions. See pages six and seven for historical performance information.

The Fund’s underperformance of the financial index and Morningstar category is a result of our focus on regional banks, which generally underperformed other financial shares for the period. That said, an increase in bank mergers and acquisitions helped performance, as did our decision to move out of some of the small-cap lenders and into larger banks with lower price/ earnings ratios and a heavier component of market-related revenues. These adjustments reflect our investment process, which seeks out lenders trading at attractive valuations with good franchises positioned to benefit from the long-running industry-wide trend toward consolidation.

Regional banks lag

Several factors worked against the small-cap regional banks, which carried higher valuations than large-cap names, making them vulnerable to any disappointment on earnings. A key theme in their underperformance was the inverted yield curve, where short-term rates were higher than longer-term rates, and an extremely competitive deposit pricing environment that put pressure on net interest margins. This led to earnings estimate cuts for the group for the second half of 2006 and 2007.

Regional Bank Fund

3

In addition, many Midwestern banks — such as Dearborn Bancorp, Inc., Independent Bank Corp., Sky Financial Group, Inc. and Taylor Capital Group, Inc., among others — saw slower regional economic growth hurt their lending business. In California, names such as UnionBanCal Corp. and City National Corp. saw their mortgage title business slow along with the housing market. And banks in the Southeast suffered the double whammy of slower growth in their lucrative construction lending business in addition to margin compression. Taken together, these names account for many of the largest detractors from Fund performance during the period.

Consolidation benefits

In that increasingly challenging environment, many small regional players decided to sell. Seven of our portfolio holdings agreed to be acquired during the fiscal year, including North Fork Bancorp, Inc., Texas Regional Bancshares, Inc. and Mercantile Bankshares Corp. These firms were purchased at significant premiums to their market value, making them top contributors to performance for the period.

Other significant contributors came from among the big money center banks, with Bank of America Corp. and JPMorgan Chase & Co. topping the list. Bank of America enjoyed solid returns as it reported earnings that exceeded expectations. The acquisition of MBNA — making Bank of America the leading credit card issuer in the U.S. — also worked out better than expected. At JPMorgan, the market liked Chief Executive Jamie Dimon’s ability to improve the firm’s profitability despite slowdowns in its mortgage and credit card businesses.

Our trust and custody bank holdings also performed well, led by Mellon Financial Corp., which has sold off its insurance and retail bank businesses in the last several years, increasing its focus on capital-markets- related industry segments. Rounding out the list of top contributors is Wells Fargo & Co., which continued to perform well despite worries about a slowdown in its mortgage business. Wells Fargo was able to report solid earnings growth because of good performance out of its consumer and business lending units.

Outlook

In the near term, concerns about earnings are valid in an environment where intense deposit competition and an

INDUSTRY DISTRIBUTION[2]
Regional banks	65%
Diversified banks	11%
Asset management &
custody banks	8%
Other diversified financial
services	8%
Thrifts & mortgage
finance	6%
Consumer finance	1%

Regional Bank Fund

4

inverted yield curve have margins under pressure. In addition, this comes at a time when slower economic growth raises questions about credit trends. However, it’s worth pointing out that a more difficult business climate for banks tends to promote consolidation. In addition, the valuation disparity between large and small banks has narrowed, which is another positive for mergers and acquisitions activity in the sector. Because our investment process favors lenders that we believe are positioned to benefit from the long-term industry trend toward consolidation, these factors can support Fund performance in an otherwise challenging environment. We think our long-term track record demonstrates how successful this approach can be over time.

“…an increase in bank mergers
and acquisitions helped
performance, as did our decision
to move out of some of the small-
cap lenders and into larger banks
with lower price/earnings…”

Longer term, we believe it’s positive that the economy looks headed for a soft landing, characterized by low inflation and steady growth. That’s a constructive environment for banks over time, since they much prefer slow and steady growth to boom and bust economic cycles. It’s probably also worth noting that over the past 15 years — when the Greenspan Fed did a good job limiting big swings in the economy — banks have tended to outperform the broader market in the 12 months after the Federal Reserve stopped raising interest rates. Finally, the economic environment should also be fairly supportive in that credit deterioration may be muted.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Morningstar include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2006.

Regional Bank Fund

5

A look at performance

For the periods ending October 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	1-3-92	7.31%	10.45%	10.18%	—	7.31%	64.36%	163.70%	—

B	10-4-85	7.17	10.55	10.14	—	7.17	65.10	162.71	—

C	3-1-99	11.17	10.81	—	6.52%	11.17	67.06	—	62.31%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Regional Bank Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B1	10-31-96	$26,271	$26,271	$22,903	$31,297

C1	3-1-99	16,231	16,231	12,572	17,175

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of October 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Standard & Poor’s 500 Financial Index — Index 2 — is an unmanaged index designed to measure the financial sector of the S&P 500.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

Regional Bank Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2006, with the same investment held until October 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 5-1-06	on 10-31-06	ended 10-31-06[1]

Class A	$1,000.00	$1,017.40	$6.35

Class B	1,000.00	1,014.00	9.87

Class C	1,000.00	1,014.00	9.87

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Regional Bank Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2006, with the same investment held until October 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 5-1-06	on 10-31-06	ended 10-31-06[1]

Class A	$1,000.00	$1,018.90	$6.36

Class B	1,000.00	1,015.40	9.88

Class C	1,000.00	1,015.40	9.88

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.25%, 1.95% and 1.95% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Regional Bank Fund

9

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 10-31-06

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.03%		$1,989,027,963
(Cost $667,542,542)
Asset Management & Custody Banks 7.99%		160,483,525

Bank of New York Co., Inc. (The) (NY)	1,353,898	46,533,474

Mellon Financial Corp. (PA)	1,341,554	52,052,295

Northern Trust Corp. (IL)	252,500	14,826,800

State Street Corp. (MA)	732,850	47,070,956
Consumer Finance 0.86%		17,328,845

Capital One Financial Corp. (VA)	218,440	17,328,845
Diversified Banks 10.99%		220,764,833

Comerica, Inc. (MI)	153,697	8,943,628

Toronto-Dominion Bank (The) (Canada)	300,960	17,434,613

U.S. Bancorp. (MN)	1,873,487	63,398,800

Wachovia Corp. (NC)	1,173,477	65,127,974

Wells Fargo & Co. (CA)	1,814,820	65,859,818
Other Diversified Financial Services 7.61%		152,866,656

Bank of America Corp. (NC)	1,305,941	70,351,042

Citigroup, Inc. (NY)	878,790	44,080,106

JPMorgan Chase & Co. (NY)	810,192	38,435,508
Regional Banks 65.44%		1,314,396,786

Alabama National Bancorp. (AL)	149,600	10,150,360

AmSouth Bancorp. (AL)	1,131,910	34,206,320

Bank of Hawaii Corp. (HI)	135,700	7,079,469

BB&T Corp. (NC)	1,026,432	44,670,321

BOK Financial Corp. (OK)	123,500	6,347,900

Bryn Mawr Bank Corp. (PA)	383,894	8,591,548

Chittenden Corp. (VT)	1,094,357	32,272,588

City Holding Co. (WV)	112,756	4,420,035

City National Corp. (CA)	561,700	37,386,752

CoBiz, Inc. (CO)	160,602	3,629,605

Colonial BancGroup, Inc. (The) (AL)	1,125,100	26,822,384

Commerce Bancshares, Inc. (MO)	864,095	42,781,343

Commercial Bankshares, Inc. (FL)	284,456	10,524,872

Compass Bancshares, Inc. (AL)	1,019,625	57,364,103

See notes to financial statements

Regional Bank Fund

10

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Regional Banks (continued)

Cullen/Frost Bankers, Inc. (TX)	1,075,450	$58,246,372

Dearborn Bancorp., Inc. (MI)	177,123	3,731,982

East West Bancorp., Inc. (CA)	360,000	13,143,600

Eurobancshares, Inc. (Puerto Rico) (I)	99,870	945,769

F.N.B. Corp. (PA)	290,257	4,914,051

Fifth Third Bancorp. (OH)	333,227	13,279,096

First Horizon National Corp. (TN)	1,224,800	48,159,136

First Midwest Bancorp., Inc. (IL)	241,200	9,172,836

First Republic Bank (CA)	180,614	7,033,109

Fulton Financial Corp. (PA)	1,315,734	21,064,901

Glacier Bancorp., Inc. (MT)	234,800	8,199,216

Hancock Holding Co. (MS)	280,094	14,368,822

Independent Bank Corp. (MA) (W)	735,000	24,615,150

Independent Bank Corp. (MI)	303,765	7,259,984

KeyCorp (OH)	721,934	26,812,629

M&T Bank Corp. (NY)	395,653	48,194,492

Marshall & Ilsley Corp. (WI)	1,207,189	57,872,641

MB Financial, Inc. (IL)	349,650	12,608,379

Mercantile Bankshares Corp. (MD)	1,227,075	55,316,541

National City Corp. (OH)	1,127,712	42,007,272

North Fork Bancorp., Inc. (NY)	1,491,331	42,622,240

Placer Sierra Bancshares (CA)	39,450	935,754

PNC Financial Services Group, Inc. (The) (PA)	656,350	45,964,191

Prosperity Bancshares, Inc. (TX)	195,449	6,780,126

Provident Bankshares Corp. (MD)	184,389	6,663,818

Regions Financial Corp. (AL)	408,100	15,487,395

Seacoast Banking Corp. of Florida (FL)	548,790	14,570,374

Sky Financial Group, Inc. (OH)	431,000	10,796,550

South Financial Group, Inc. (The) (SC)	160,550	4,259,391

Southcoast Financial Corp. (SC)	109,010	2,258,687

Sterling Bancshares, Inc. (TX)	443,395	8,118,562

SunTrust Banks, Inc. (GA)	796,337	62,902,660

Susquehanna Bancshares, Inc. (PA)	281,693	7,039,508

SVB Financial Group (CA) (I)	555,000	25,541,100

Synovus Financial Corp. (GA)	504,750	14,829,555

Taylor Capital Group, Inc. (IL)	136,250	4,748,312

TCF Financial Corp. (MN)	2,067,384	53,814,006

TD Banknorth, Inc. (ME)	906,114	26,802,852

Texas Regional Bancshares, Inc. (Class A) (TX)	94,837	3,684,417

TriCo Bancshares (CA)	655,150	17,033,900

UCBH Holdings, Inc. (CA)	22,500	385,650

Umpqua Holdings Corp. (OR)	249,188	7,037,069

UnionBanCal Corp. (CA)	315,800	18,183,764

Virginia Commerce Bancorp., Inc. (VA) (I)	69,000	1,404,840

Virginia Financial Group, Inc. (VA)	152,719	4,230,316

See notes to financial statements

Regional Bank Fund

11

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Regional Banks (continued)

Westamerica Bancorp. (CA)		433,075	$21,588,789

Whitney Holding Corp. (LA)		547,730	17,888,862

Zions Bancorp. (UT)		816,300	65,630,520
Thrifts & Mortgage Finance 6.14%			123,187,318

Astoria Financial Corp. (NY)		330,050	9,574,750

BankUnited Financial Corp. (Class A) (FL)		155,700	4,199,229

Countrywide Financial Corp. (CA)		110,848	4,225,526

Hudson City Bancorp., Inc. (NJ)		977,490	13,420,938

MAF Bancorp., Inc. (IL)		301,743	13,002,106

Sovereign Bancorp., Inc. (PA)		264,600	6,313,356

Washington Federal, Inc. (WA)		1,126,098	26,170,518

Washington Mutual, Inc. (WA)		1,094,111	46,280,895

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 0.82%			$16,419,000
(Cost $16,419,000)
Joint Repurchase Agreement 0.82%			16,419,000

Investment in a joint repurchase
agreement transaction with
Morgan Stanley — Dated 10-31-06
due 11-01-06 (secured by U.S.
Treasury Inflation Indexed Bond
3.375% due 4-15-32).
Maturity value: $16,421,404	5.270%	$16,419	16,419,000

Total investments (cost $683,961,542) 99.85%			$2,005,446,963

Other assets and liabilities, net 0.15%			$3,000,584

Total net assets 100.00%			$2,008,447,547

(I) Non-income-producing security.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Regional Bank Fund

12

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value
Unaffiliated issuers (cost $678,335,698)	$1,980,831,813
Affiliated issuers (cost $5,625,844)	24,615,150
Cash	896
Receivable for investments sold	5,191,966
Receivable for shares sold	648,567
Dividends and interest receivable	3,653,748
Other assets	205,303
Total assets	2,015,147,443

Liabilities

Payable for investments purchased	985,129
Payable for shares repurchased	3,538,338
Payable to affiliates
Management fees	1,339,978
Distribution and service fees	111,538
Other	245,358
Other payables and accrued expenses	479,555
Total liabilities	6,699,896

Net assets

Capital paid-in	428,338,775
Accumulated net realized gain on investments	256,039,834
Net unrealized appreciation of investments	1,321,485,421
Accumulated net investment income	2,583,517
Net assets	$2,008,447,547

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($1,702,071,406 ÷ 40,726,824 shares)	$41.79
Class B ($261,173,612 ÷ 6,313,639 shares)	$41.37
Class C ($45,202,529 ÷ 1,092,574 shares)	$41.37

Maximum offering price per share

Class A1 ($41.79 ÷ 95%)	$43.99

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Regional Bank Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $78,839)	$60,108,589
Interest	998,621
Total investment income	61,107,210

Expenses

Investment management fees (Note 2)	15,652,371
Distribution and service fees (Note 2)	8,724,789
Transfer agent fees (Note 2)	3,581,709
Accounting and legal services fees (Note 2)	383,052
Compliance fees	54,252
Custodian fees	287,063
Printing	159,581
Trustees’ fees	115,999
Professional fees	78,218
Blue sky fees	59,087
Interest	1,785
Miscellaneous	125,296
Total expenses	29,223,202
Net investment income	31,884,008

Realized and unrealized gain (loss)

Net realized gain on investments	277,848,673
Change in net unrealized appreciation
(depreciation) of investments	(57,275,986)
Net realized and unrealized gain	220,572,687
Increase in net assets from operations	$252,456,695

See notes to financial statements

Regional Bank Fund

14

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-05	10-31-06

Increase (decrease) in net assets
From operations
Net investment income	$33,068,008	$31,884,008
Net realized gain	245,072,607	277,848,673
Change in net unrealized appreciation (depreciation)	(225,686,045)	(57,275,986)
Increase in net assets resulting from operations	52,454,570	252,456,695
Distributions to shareholders
From net investment income
Class A	(28,322,747)	(29,090,852)
Class B	(4,923,698)	(3,155,301)
Class C	(452,224)	(444,673)
From net realized gain
Class A	(148,426,758)	(172,981,392)
Class B	(71,341,211)	(36,756,574)
Class C	(4,733,589)	(4,400,413)
	(258,200,227)	(246,829,205)
From Fund share transactions	(172,816,785)	(142,018,437)

Net assets
Beginning of period	2,523,400,936	2,144,838,494
End of period[1]	$2,144,838,494	$2,008,447,547

1 Includes accumulated net investment income of $3,390,335 and $2,583,517, respectively.

See notes to financial statements

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15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06
Per share operating performance

Net asset value, beginning of period	$40.09	$37.81	$42.80	$45.33	$41.76
Net investment income[1]	0.45	0.53	0.61	0.68	0.67
Net realized and unrealized
gain on investments	2.55	7.10	5.07	0.52	4.33
Total from investment operations	3.00	7.63	5.68	1.20	5.00
Less distributions
From net investment income	(0.46)	(0.52)	(0.58)	(0.69)	(0.70)
From net realized gain	(4.82)	(2.12)	(2.57)	(4.08)	(4.27)
	(5.28)	(2.64)	(3.15)	(4.77)	(4.97)
Net asset value, end of period	$37.81	$42.80	$45.33	$41.76	$41.79
Total return[2] (%)	7.50	21.67	14.13	2.61	12.96

Ratios and supplemental data

Net assets, end of period
(in millions)	$930	$1,214	$1,587	$1,717	$1,702
Ratio of expenses to average
net assets (%)	1.35	1.39	1.34	1.33	1.29
Ratio of net investment income
to average net assets (%)	1.14	1.43	1.44	1.62	1.66
Portfolio turnover (%)	7	2	5	3	7

See notes to financial statements

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16

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance

Net asset value, beginning of period	$39.84	$37.55	$42.48	$44.96	$41.39
Net investment income[1]	0.19	0.26	0.30	0.35	0.38
Net realized and unrealized
gain on investments	2.52	7.06	5.04	0.55	4.28
Total from investment operations	2.71	7.32	5.34	0.90	4.66
Less distributions
From net investment income	(0.18)	(0.27)	(0.29)	(0.39)	(0.41)
From net realized gain	(4.82)	(2.12)	(2.57)	(4.08)	(4.27)
	(5.00)	(2.39)	(2.86)	(4.47)	(4.68)
Net asset value, end of period	$37.55	$42.48	$44.96	$41.39	$41.37
Total return[2] (%)	6.77	20.83	13.32	1.90	12.16

Ratios and supplemental data

Net assets, end of period
(in millions)	$1,491	$1,298	$885	$385	$261
Ratio of expenses to average
net assets (%)	2.03	2.09	2.04	2.03	1.99
Ratio of net investment income
to average net assets (%)	0.46	0.72	0.70	0.84	0.95
Portfolio turnover (%)	7	2	5	3	7

See notes to financial statements

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17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance

Net asset value, beginning of period	$39.84	$37.56	$42.48	$44.96	$41.39
Net investment income[1]	0.17	0.27	0.30	0.37	0.39
Net realized and unrealized
gain on investments	2.54	7.04	5.04	0.53	4.27
Total from investment operations	2.71	7.31	5.34	0.90	4.66
Less distributions
From net investment income	(0.17)	(0.27)	(0.29)	(0.39)	(0.41)
From net realized gain	(4.82)	(2.12)	(2.57)	(4.08)	(4.27)
	(4.99)	(2.39)	(2.86)	(4.47)	(4.68)
Net asset value, end of period	$37.56	$42.48	$44.96	$41.39	$41.37
Total return[2] (%)	6.78	20.79	13.32	1.90	12.16

Ratios and supplemental data

Net assets, end of period
(in millions)	$38	$56	$52	$43	$45
Ratio of expenses to average
net assets (%)	2.05	2.09	2.04	2.03	1.99
Ratio of net investment income
to average net assets (%)	0.44	0.72	0.72	0.90	0.96
Portfolio turnover (%)	7	2	5	3	7

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

See notes to financial statements

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18

Notes to financial statements

Note 1 Accounting policies

John Hancock Regional Bank Fund (the “Fund”) is a diversified series of John Hancock Investment Trust II (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of

Regional Bank Fund

19

foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2006.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

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20

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2005, the tax character of distributions paid was as follows: ordinary income $33,818,563 and long-term capital gain $224,381,664. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $36,177,903 and long-term capital gain $210,651,302. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2006, the components of distributable earnings on a tax basis included $12,523,076 of undistributed ordinary income and $246,493,893 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s average daily net asset value, (b) 0.75% of the next $500,000,000, (c) 0.735% of the next $1,000,000,000 and (d) 0.725% of the Fund’s average daily net asset value in excess of $2,000,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of the average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Regional Bank Fund

 21

Expenses under the agreements described above for the period ended October 31, 2006 were as follows:

Distribution and
Share class	service fees

Class A	$5,158,758
Class B	3,126,334
Class C	439,697
Total	$8,724,789

Class A shares are assessed up-front sales charges. During the year ended October 31, 2006, JH Funds received net up-front sales charges of $727,302 with regard to sales of Class A shares. Of this amount, $112,787 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $564,628 was paid as sales commissions to unrelated broker-dealers and $49,887 paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2006, CDSCs received by JH Funds amounted to $457,635 for Class B and $5,957 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions during the year ended October 31, 2006. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $383,052. The Fund also paid the adviser the amount of $1,019 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Regional Bank Fund

22

Note 3

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 10-31-05		Year ended 10-31-06
	Shares	Amount	Shares	Amount

Class A shares
Sold	10,521,570	$439,753,813	3,206,553	$130,407,227
Distributions reinvested	3,796,564	160,816,291	4,713,359	183,801,639
Repurchased	(8,215,889)	(341,259,743)	(8,300,298)	(336,650,767)
Net increase (decrease)	6,102,245	$259,310,361	(380,386)	($22,441,901)

Class B shares
Sold	591,520	$24,869,309	351,447	$14,187,859
Distributions reinvested	1,650,260	69,603,289	944,922	36,432,133
Repurchased	(12,630,471)	(522,598,447)	(4,277,521)	(171,784,462)
Net decrease	(10,388,691)	($428,125,849)	(2,981,152)	($121,164,470)

Class C shares
Sold	202,737	$8,459,997	200,024	$8,047,782
Distributions reinvested	115,447	4,863,884	118,212	4,560,133
Repurchased	(421,145)	(17,325,178)	(275,112)	(11,019,981)
Net increase (decrease)	(102,961)	($4,001,297)	43,124	$1,587,934

Net decrease	(4,389,407)	($172,816,785)	(3,318,414)	($142,018,437)

Note 4

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2006, aggregated $136,292,790 and $477,975,410, respectively.

The cost of investments owned on October 31, 2006, including short-term investments, for federal income tax purposes, was $684,184,529.

Gross unrealized appreciation and depreciation of investments aggregated $1,322,685,218 and $1,422,784, respectively, resulting in net unrealized appreciation of $1,321,262,434. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5

Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2006 is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	gain (loss)	income	value

Independent Bank Corp. (MA)
bought: none, sold: none	735,000	735,000	—	463,050	24,615,150

Total			—	$463,050	$24,615,150

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23

Note 6

Reclassification of accounts

During the year ended October 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $21,551,607 and an increase in capital paid-in of $21,551,607. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for equalization. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

 Regional Bank Fund

24

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Regional Bank Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the “Fund”) at October 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2006

25

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2006.

The Fund has designated distributions to shareholders of $232,202,909 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2006, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

26

Board Consideration of and Continuation of Investment Advisory Agreement and Sub-Advisory Agreement: John Hancock Regional Bank Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Investment Trust II (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with MFC Global Investment Management (U.S.), LLC (the “Sub-Adviser”) for the John Hancock Regional Bank Fund (the “Fund”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 20061, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

27

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the five-year period was higher than the performance of the Peer Group and Category medians, and its benchmark index — the Dow Jones Financials Sector Index. However, the Board also noted that the performance of the Fund for the one-, three- and 10-year periods was lower than the median of its Category and Peer Group, and its benchmark index. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and sub-advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Category and not appreciably higher than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians. The Board noted that the Fund’s Expense Ratio was lower than the Category median and higher than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and plans for improving overall performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

28

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

29

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Director and Partner, Proctor Carlin
& Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1996	53
President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2005	158
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)

30

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2005	158
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	158
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	1991	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1993	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

31

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	260
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

32

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005
Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2005); Vice President and Chief Financial Officer, MFC Global
(U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

33

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Nicholson Graham LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered
Management (U.S.), LLC	Services, Inc.	public accounting firm
101 Huntington Avenue	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
Principal distributor	Boston, MA 02217-1000	Boston, MA 02110
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX- FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Regional Bank Fund.

0100A 10/06
12/06

John Hancock

MUTUAL FUNDS

John Hancock

Small Cap Equity Fund

Annual Report

10.31.06

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 5

Notes to financial
statements
page 2 3

Trustees and officers
page 3 6

For more information
page 4 0

CEO corner

To Our Shareholders,
The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks capital appreciation by normally investing at least 80% of its assets in equity securities of small-capitalization companies in the range of the Russell 2000 Index.

Over the last twelve months

► Stocks produced healthy gains thanks to a robust economy, stabilizing interest rates and falling energy prices.

► Sector trends and disappointing stock selection contributed to the portfolio’s underperformance of its benchmark index and peer group.

► Energy stocks contributed positively to performance, while the health care and financial sectors detracted the most from relative results.

Top 10 holdings
Euronet Worldwide, Inc.	2.6%	Medicis Pharmaceutical Corp.
		(Class A)	2.0%

Medis Technologies Ltd.	2.6%

Trident Microsystems, Inc.	2.4%	Infinity Property & Casualty Corp.	1.7%

ResMed, Inc.	2.2%	aQuantive, Inc.	1.7%

FormFactor, Inc.	2.0%	Supertex, Inc.	1.7%

Opsware, Inc.	2.0%

As a percentage of net assets on October 31, 2006.

Managers’ report

John Hancock

Small Cap Equity Fund

Stocks produced strong gains in an eventful 12 months ended October 31, 2006. The one-year period began with lingering concerns about soaring energy prices, rising interest rates and the potential negative impact of the destructive 2005 hurricane season on the U.S. economy. However, these concerns gradually dissipated during the period, paving the way for a solid rally in the stock market.

The U.S. economy remained resilient, although growth began to slow in the last half of the period, and corporate profits continued to surpass expectations. Interest rates stabilized as the Federal Reserve ended a two-year period of repeated interest rate hikes in June. Energy and commodity prices reached record-high levels in early 2006, but then fell back in the summer months as economic growth moderated.

With the exception of a brief downturn in May and June, stocks rallied steadily throughout the one-year period, enjoying double-digit gains overall. Small-cap stocks participated fully in the market’s advance; the small-cap Russell 2000 Index gained 19.98% .

Fund performance

For the year ended October 31, 2006, John Hancock Small Cap Equity Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of 10.00%, 9.22%, 9.22%, 10.55% and 9.42%, respectively,

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
FormFactor	▲	Maker of semiconductor testing equipment reported better-than-
expected earnings
Bally Technologies	▲	Slot machine maker rebounded after rolling out new game
technology
iRobot	▼	Lowered earnings projections as company increased research and development expenditures

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Alan E. Norton, CFA, and Henry E. Mehlman, CFA

at net asset value. This performance trailed the 13.17% average return of Morningstar, Inc.’s small growth fund category1 and the 19.98% return of the Russell 2000 Index. Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund underperformed its benchmark index and Morningstar peer group average, but it’s important to view this performance in context. First, growth stocks remained out of favor as value stocks outperformed by a wide margin. In addition, most small-cap growth funds were unable to keep pace with small-cap growth indexes, let alone the broader small-cap benchmarks — for example, Morningstar’s small growth  fund category average return of 13.17% lagged the 17.07% return of the Russell 2000 Growth Index. Finally, growth managers who made bets on the energy and materials sectors — which are not traditional growth areas — produced outsized results. In contrast, we stayed true to our balanced, disciplined investment approach — focusing on high-quality, small-cap companies with strong earnings growth, improving profit margins, healthy balance sheets and a dominant market position.

“Small-cap stocks participated

fully in the market’s advance…”

Financials, health care lagged

Stock selection also contributed to the portfolio’s underperformance, particularly in the financial sector. The most significant detractor among our financial holdings was Scottish Re, a reinsurer of life insurance and annuities. The company’s stock plunged in July after reporting an unexpected loss, firing several executives and putting the business up for sale. We subsequently eliminated the stock from the portfolio.

Small Cap Equity Fund

The health care sector, a significant overweight in the portfolio, was another area of relative weakness. Biotechnology firm Nitromed, which makes drugs for inflammatory diseases, was the Fund’s worst relative performer during the one-year period. Nitromed experienced delays in bringing new products to market and investors responded by punishing the stock. As with Scottish Re, we sold our position in Nitromed.

Several other individual holdings reported surprisingly disappointing results, leading to unexpectedly sharp declines in their share prices. Theater and film producer Imax Corp. slid in the wake of unsatisfactory buyout offers and tepid investor response to the company’s revamped business plan. Modtech Holdings, Inc., which builds prefabricated commercial structures, fell as orders for school classroom rebuilding in the hurricane-damaged New Orleans area failed to materialize because of federal funding delays.

Cooking with energy

On the positive side, stock selection was most successful in the energy sector. Much like the sellers of shovels and pick axes during the gold rush, we focused on companies that provided equipment and services to the energy industry. Top contributors included oilfield services provider TETRA Technologies, Inc., and energy analysis firm Core Laboratories, both of which reported record earnings during the past year. We took profits in Core Laboratories and sold our position.

Other individual winners included Medis Technologies Ltd. and Joy Global, the top two relative performers in the portfolio. Medis began production of its proprietary fuel cells, which power small portable electronic devices, while Joy Global enjoyed strong demand for its underground coal mining equipment. We took profits in Joy Global, selling our entire position before falling commodity prices caused a pullback in the stock.

Trident Microsystems, Inc., which makes integrated circuits for liquid crystal displays, was another top performance contributor. Trident gained market share and benefited from the shift toward new technology, such as high-definition televisions and flat-panel screens.

INDUSTRY DISTRIBUTION[2]
Information technology	22%
Health care	22%
Consumer discretionary	17%
Industrials	16%
Financials	10%
Energy	5%
Telecommunication
services	4%
Materials	1%
Consumer staples	1%

Small Cap Equity Fund

Merger mania

Merger activity increased markedly during the period as corporations and private equity firms flush with cash looked for acquisition opportunities. This trend had a significant impact on market performance — acquisitions often boosted entire industries as investors speculated on the next buyout target.

“Stock selection also

contributed to the portfolio’s

underperformance, particularly in

the financial sector.”

Within the portfolio, several holdings were acquired over the past year, either by a competitor or a private firm. Examples include apparel retailer J. Jill Group, MRI developer Intermagnetics General and regional bank Texas Regional Bancshares. In each case, the buyout was at a premium price per share, providing a lift to their respective stock prices.

Outlook

Our outlook for the stock market is positive; many internal dynamics appear favorable for stocks. Breadth is improving, corporate balance sheets are strong, profit margins are expanding and private equity firms have a great deal of capital to deploy toward acquisitions. In addition, we believe the stars are aligning for growth stocks to outperform after several years of lagging performance.

During the past year, we saw a number of rapid sector shifts as different segments of the market fell quickly in and out of favor. Although this made for a challenging investment environment, it also provided opportunities for us to snap up attractive growth franchises at relatively inexpensive prices. Consequently, we believe that the portfolio is well positioned going forward, with the potential to benefit from both strong earnings growth rates and the expansion of price-earnings multiples.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

1 Figures from Morningstar include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2006.

Small Cap Equity Fund

A look at performance

For the periods ending October 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	1-3-94	4.51%	4.93%	10.42%	—	4.51%	27.22%	169.56%	—

B	1-3-94	4.22	4.94	10.37	—	4.22	27.25	168.28	—

C	5-1-98	8.22	5.27	—	7.47%	8.22	29.25	—	84.54%

I [1]	8-15-01	10.55	6.68	—	2.25	10.55	38.17	—	12.28

R1	8-5-03	9.42	—	—	15.99	9.42	—	—	61.66

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Small Cap Equity Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B1	10-31-96	$26,828	$26,828	$25,570	$30,967

C1	5-1-98	18,454	18,454	17,596	20,622

I [2]	8-15-01	11,228	11,228	17,079	17,948

R2	8-5-03	16,166	16,166	17,395	17,871

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of October 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Index — Index 1 — is an unmanaged index composed of 2,000 U.S. small-capitalization stocks.

Standard & Poor’s SmallCap 600 Index — Index 2 — is an unmanaged index of 600 U.S. small-sized companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Small Cap Equity Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2006, with the same investment held until October 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 5-1-06	on 10-31-06	ended 10-31-06[1]

Class A	$1,000	$946.60	$6.81

Class B	1,000	943.00	10.30

Class C	1,000	943.00	10.30

Class I	1,000	948.70	4.16

Class R	1,000	945.50	7.53

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at
October 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Small Cap Equity Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2006, with the same investment held until October 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 5-1-06	on 10-31-06	ended 10-31-06[1]

Class A	$1,000	$1,018.20	$7.06

Class B	1,000	1,014.60	10.68

Class C	1,000	1,014.60	10.68

Class I	1,000	1,020.94	4.31

Class R	1,000	1,017.47	7.81

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.39%, 2.09%, 2.09%, 0.85% and 1.53% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-06

This schedule is divided into three main categories: common stocks, warrants and short-term investments. Common stocks and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 97.90%		$870,326,705
(Cost $794,485,330)
Aerospace & Defense 2.20%		19,518,712

Argon ST, Inc. (I)	457,589	10,808,252

Force Protection, Inc. (I)(K)	982,600	7,349,848

Force Protection, Inc. (I)	181,900	1,360,612
Apparel Retail 1.22%		10,877,426

Hibbett Sporting Goods, Inc. (I)	372,005	10,877,426
Asset Management & Custody Banks 1.24%		11,024,925

Waddell & Reed Financial, Inc. (Class A)	432,350	11,024,925
Biotechnology 2.27%		20,215,435

AtheroGenics, Inc. (I)	441,700	5,742,100

Exelixis, Inc. (I)	330,550	3,206,335

Martek Biosciences Corp. (I)	475,000	11,267,000
Broadcasting & Cable TV 0.40%		3,595,944

XM Satellite Radio Holdings, Inc. (Class A) (I)	308,400	3,595,944
Building Products 0.65%		5,758,409

Modtech Holdings, Inc. (I)(W)	1,131,318	5,758,409
Casinos & Gaming 3.13%		27,836,695

Bally Technologies, Inc. (I)	577,100	11,455,435

Pinnacle Entertainment, Inc. (I)	251,000	7,595,260

Progressive Gaming International Corp. (I)	1,150,000	8,786,000
Coal & Consumable Fuels 1.24%		11,051,000

Evergreen Energy, Inc. (I)	860,000	11,051,000
Communications Equipment 0.50%		4,404,750

SeaChange International, Inc. (I)	525,000	4,404,750
Computer Hardware 3.62%		32,198,188

Stratasys, Inc. (I)	392,050	10,930,354

Trident Microsystems, Inc. (I)	1,006,047	21,267,834

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Computer Storage & Peripherals 1.09%		$9,727,148

LaserCard Corp. (I)(W)	920,260	9,727,148
Construction & Engineering 0.95%		8,460,376

Stantec, Inc. (Canada) (E)(I)	415,400	8,460,376
Construction Materials 1.32%		11,756,250

Headwaters, Inc. (I)	475,000	11,756,250
Construction & Farm Machinery & Heavy Trucks 0.97%		8,628,329

Oshkosh Truck Corp.	190,850	8,628,329
Consumer Finance 1.75%		15,551,730

Infinity Property & Casualty Corp.	361,500	15,551,730
Diversified Chemicals 0.50%		4,403,228

American Vanguard Corp.	278,333	4,403,228
Diversified Commercial & Professional Services 1.64%		14,607,591

Corrections Corp. of America (I)	188,900	8,630,841

Quixote Corp.	325,000	5,976,750
Diversified Financial Services 4.15%		36,919,697

Euronet Worldwide, Inc. (I)	776,000	23,062,720

FTI Consulting, Inc. (I)	487,750	13,856,977
Drug Retail 1.11%		9,831,543

Matrixx Initiatives, Inc. (I)	448,724	9,831,543
Electrical Components & Equipment 3.84%		34,152,202

Color Kinetics, Inc. (I)	584,483	11,467,556

Medis Technologies Ltd. (I)(L)	842,982	22,684,646
Electronic Equipment Manufacturers 3.91%		34,767,717

Actel Corp. (I)	670,000	10,981,300

FARO Technologies, Inc. (I)	712,300	13,562,192

Measurement Specialties, Inc. (I)	467,500	10,224,225
Employment Services 1.17%		10,372,416

Barrett Business Services, Inc. (I)	485,600	10,372,416
Health Care Equipment 11.99%		106,634,398

Adeza Biomedical Corp. (I)	780,829	10,884,756

Caliper Life Sciences, Inc. (I)	1,116,504	5,694,170

Cyberonics, Inc. (I)	533,000	9,609,990

Electro-Optical Sciences, Inc. (I)(W)	697,200	3,960,096

Electro-Optical Sciences, Inc. (I)(K)(W)	177,590	1,022,918

Kyphon, Inc. (I)	341,800	13,501,100

Neurometrix, Inc. (I)	229,340	3,735,949

NuVasive, Inc. (I)	593,435	13,951,657

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Health Care Equipment (continued)

ResMed, Inc. (I)	438,800	$19,302,812

Somanetics Corp. (I)	550,000	11,698,500

SonoSite, Inc.	465,700	13,272,450
Health Care Services 2.14%		18,981,480

Allscripts Healthcare Solutions, Inc. (I)	502,000	11,842,180

HealthExtras, Inc. (I)	310,000	7,139,300
Health Care Supplies 2.49%		22,164,036

ev3, Inc. (I)	467,260	8,008,836

IntraLase Corp. (I)	720,000	14,155,200
Home Furnishings 1.05%		9,347,870

Select Comfort Corp. (I)	437,225	9,347,870
Industrial Machinery 1.40%		12,405,898

Raven Industries, Inc.	386,597	12,405,898
Internet Software & Services 4.87%		43,332,474

aQuantive, Inc. (I)	560,750	15,241,185

Opsware, Inc. (I)	1,992,100	18,108,189

SafeNet, Inc. (I)	466,500	9,983,100
Movies & Entertainment 1.00%		8,879,507

Imax Corp. (Canada) (I)	1,815,850	8,879,507
Multi-Line Insurance 0.74%		6,562,990

United Fire & Casualty Co.	185,500	6,562,990
Oil & Gas Drilling 2.31%		20,517,520

InterOil Corp. (Canada) (I)	578,000	11,323,020

TETRA Technologies, Inc. (I)	355,000	9,194,500
Oil & Gas Equipment & Services 0.99%		8,795,300

Superior Energy Services, Inc. (I)	281,000	8,795,300
Oil & Gas Exploration & Production 0.92%		8,211,090

ATP Oil & Gas Corp. (I)	191,000	8,211,090
Packaged Foods & Meats 0.05%		455,739

Galaxy Nutritional Foods, Inc. (I)(W)	1,139,348	455,739
Pharmaceuticals 2.03%		18,057,864

Medicis Pharmaceutical Corp. (Class A)	515,350	18,057,864
Property & Casualty Insurance 0.85%		7,548,500

ProAssurance Corp. (I)	155,000	7,548,500

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value
Regional Banks 5.06%		$44,948,041

Boston Private Financial Holdings, Inc.	367,700	10,163,228

IBERIABANK Corp.	167,475	9,854,229

Pacific Mercantile Bancorp. (I)	300,000	5,442,000

UCBH Holdings, Inc.	395,600	6,780,584

Umpqua Holdings Corp.	450,000	12,708,000
Restaurants 3.64%		32,358,966

Buffalo Wild Wings, Inc. (I)	180,400	9,326,680

McCormick & Schmick’s Seafood Restaurants, Inc. (I)	504,090	13,252,526

Texas Roadhouse, Inc. (Class A) (I)	676,800	9,779,760
Semiconductor Equipment 5.03%		44,680,361

FormFactor, Inc. (I)	475,300	18,146,954

Mattson Technology, Inc. (I)	1,204,000	11,775,120

Supertex, Inc. (I)	332,319	14,758,287
Specialty Stores 1.41%		12,502,293

A.C. Moore Arts & Crafts, Inc. (I)	570,100	12,502,293
Systems Software 4.01%		35,665,210

Access Integrated Technologies, Inc. (I)	741,500	7,889,560

Concur Technologies, Inc. (I)	857,500	13,668,550

Progress Software Corp. (I)	490,000	14,107,100
Technology Distributors 2.41%		21,397,289

Global Imaging Systems, Inc. (I)	390,850	8,508,805

iRobot Corp. (I)	628,400	12,888,484
Telecommunication Services 1.55%		13,760,900

Comtech Telecommunications Corp. (I)	386,000	13,760,900
Trucking 1.40%		12,415,368

Celadon Group, Inc. (I)	661,800	12,415,368
Wireless Telecommunication Services 1.69%		15,043,900

I.D. Systems, Inc. (I)	535,000	11,256,400

Radyne Corp. (I)	375,000	3,787,500

Issuer	Shares	Value

Warrants 0.00%		$0
(Cost $0)
Health Care Equipment 0.00%		0

Electro-Optical Sciences, Inc. (B)	26,639	0
Systems Software 0.00%		0

Access Integrated Technologies, Inc. (B)	75,000	0

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 3.29%			$29,267,000
(Cost $29,267,000)
Joint Repurchase Agreement 2.36%			21,005,000

Investment in a joint repurchase agreement transaction
with Morgan Stanley — Dated 10-31-06, due 11-1-06
(Secured by U.S. Treasury Inflation Indexed Bond 3.375%,
due 4-15-32). Maturity value: $21,008,075	5.270%	$21,005	21,005,000

		Shares
Cash Equivalents 0.93%			8,262,000

AIM Cash Investment Trust (T)		8,262,000	8,262,000

Total investments (cost $823,752,330) 101.19%			$899,593,705

Other assets and liabilities, net (1.19%)			($10,590,298)

Total net assets 100.00%			$889,003,407

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $0 or 0.00% of the Fund’s net assets as of October 31, 2006.

(E) Parenthetical disclosure of a foreign country in the security description represents country of local currency; par value is expressed in local currency.

(I) Non-income-producing security.

(K) Direct placement securities are restricted to resale. They have been fair valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund’s bylaws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:

			Value as a
			percentage
	Acquisition	Acquisition	of Fund's	Value as of
Issuer, description	date	cost	net assets	October 31, 2006

Electro Optical Sciences, Inc.
common stock	10-28-05	$3,559,500	0.45%	$3,960,096
common stock	10-31-06	1,012,263	0.11	1,022,918

Force Protection, Inc.
common stock	7-21-06	4,913,000	0.83	7,349,848

Total			1.39%	$12,332,862

(L) All or a portion of this security is on loan as of October 31, 2006.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets
Investments at value including $8,100,000 of securities loaned
Unaffiliated issuers (cost $788,286,921)	$878,669,395
Affiliated issuers (cost $35,465,409)	20,924,310
Cash	122
Receivable for investments sold	2,272,593
Receivable for shares sold	349,795
Dividends and interest receivable	97,343
Receivable from affiliates	6,157
Other assets	222,640
Total assets	902,542,355

Liabilities
Payable for investments purchased	1,507,228
Payable for shares repurchased	2,497,501
Payable on return of securities loaned	8,262,000
Payable to affiliates
Management fees	544,668
Distribution and service fees	58,910
Other	245,581
Other payables and accrued expenses	423,060
Total liabilities	13,538,948

Net assets
Capital paid-in	1,137,246,583
Accumulated net realized loss on investments,
options written, and foreign currency transactions	(323,944,079)
Net unrealized appreciation of investments and options written	75,841,375
Accumulated net investment loss	(140,472)
Net assets	$889,003,407

Net asset value per share
Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($620,287,805 ÷ 28,200,857 shares)	$22.00
Class B ($188,951,446 ÷ 9,217,360 shares)	$20.50
Class C ($54,267,449 ÷ 2,647,032 shares)	$20.50
Class I ($23,074,706 ÷ 1,014,970 shares)	$22.73
Class R ($2,422,001 ÷ 110,878 shares)	$21.84

Maximum offering price per share
Class A1 ($22.00 ÷ 95%)	$23.16

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends (net of foreign withholding taxes of $18)	$1,401,456
Securities lending	786,364
Interest	624,410
Total investment income	2,812,230

Expenses
Investment management fees (Note 2)	5,044,112
Distribution and service fees (Note 2)	3,710,623
Class A, B and C transfer agent fees (Note 2)	2,175,734
Class I transfer agent fees (Note 2)	14,332
Class R transfer agent fees (Note 2)	10,552
Compliance fees	14,735
Accounting and legal services fees (Note 2)	121,014
Printing fees	186,637
Custodian fees	172,768
Blue sky fees	59,664
Professional fees	46,066
Interest	35,480
Trustees’ fees	31,464
Miscellaneous	57,566
Total expenses	11,680,747
Less expense reductions (Note 2)	(132,663)
Net expenses	11,548,084
Net investment loss	(8,735,854)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments (including $976,761 net realized loss
on sales of investments in affiliated issuers)	29,928,037
Options written	183,532
Foreign currency transactions	(47,659)
Change in net unrealized appreciation (depreciation) of
Investments	(19,449,097)
Options written	(58,544)
Net realized and unrealized gain	10,556,269
Increase in net assets from operations	$1,820,415

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-05	10-31-06

Increase (decrease) in net assets
From operations
Net Investment loss	($6,045,642)	($8,735,854)
Net realized gain	54,733,290	30,063,910
Change in net unrealized appreciation (depreciation)	12,987,766	(19,507,641)
Increase in net assets resulting from operations	61,675,414	1,820,415
From Fund share transactions	(94,264,866)	459,052,636

Net assets
Beginning of period	460,719,808	428,130,356
End of period[1]	$428,130,356	$889,003,407

1 Includes accumulated net investment loss of $7,887 and $140,472, respectively.

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-02[1]	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$16.59	$11.43	$15.61	$17.38	$20.00
Net Investment loss[2]	(0.16)	(0.12)	(0.13)	(0.20)	(0.21)
Net realized and unrealized
gain (loss) on investments	(4.83)	4.30	1.90	2.82	2.21
Total from investment operations	(4.99)	4.18	1.77	2.62	2.00
Less distributions
From net realized gain	(0.17)	—	—	—	—
Net asset value, end of period	$11.43	$15.61	$17.38	$20.00	$22.00
Total return[3] (%)	(30.44)	36.57	11.34[4]	15.07[4]	10.00[4]

Ratios and supplemental data
Net assets, end of period
(in millions)	$201	$220	$213	$214	$620
Ratio of net expenses to average
net assets (%)	1.58	1.83	1.48	1.42	1.40
Ratio of gross expenses to average
net assets (%)	1.58	1.83	1.51[5]	1.47[5]	1.42[5]
Ratio of net investment loss
to average net assets (%)	(1.00)	(0.91)	(0.79)	(1.05)	(1.00)
Portfolio turnover (%)	44	52	54	38	30

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-02[1]	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$16.02	$10.96	$14.85	$16.43	$18.77
Net Investment loss[2]	(0.26)	(0.19)	(0.24)	(0.31)	(0.34)
Net realized and unrealized
gain (loss) on investments	(4.63)	4.08	1.82	2.65	2.07
Total from investment operations	(4.89)	3.89	1.58	2.34	1.73
Less distributions
From net realized gain	(0.17)	—	—	—	—
Net asset value, end of period	$10.96	$14.85	$16.43	$18.77	$20.50
Total return[3] (%)	(30.90)	35.49	10.64[4]	14.24[4]	9.22[4]

Ratios and supplemental data
Net assets, end of period
(in millions)	$175	$191	$168	$140	$189
Ratio of net expenses to average
net assets (%)	2.28	2.53	2.18	2.12	2.10
Ratio of gross expenses to average
net assets (%)	2.28	2.53	2.21[5]	2.17[5]	2.12[5]
Ratio of net investment loss
to average net assets (%)	(1.70)	(1.61)	(1.48)	(1.75)	(1.71)
Portfolio turnover (%)	44	52	54	38	30

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-02[1]	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$16.02	$10.96	$14.86	$16.43	$18.77
Net Investment loss[2]	(0.26)	(0.20)	(0.24)	(0.31)	(0.35)
Net realized and unrealized
gain (loss) on investments	(4.63)	4.10	1.81	2.65	2.08
Total from investment operations	(4.89)	3.90	1.57	2.34	1.73
Less distributions
From net realized gain	(0.17)	—	—	—	—
Net asset value, end of period	$10.96	$14.86	$16.43	$18.77	$20.50
Total return[3] (%)	(30.90)	35.58	10.57[4]	14.24[4]	9.22[4]

Ratios and supplemental data
Net assets, end of period
(in millions)	$63	$74	$59	$48	$54
Ratio of net expenses to average
net assets (%)	2.28	2.52	2.17	2.12	2.10
Ratio of gross expenses to average
net assets (%)	2.28	2.52	2.20[5]	2.17[5]	2.12[5]
Ratio of net investment loss
to average net assets (%)	(1.70)	(1.61)	(1.47)	(1.75)	(1.71)
Portfolio turnover (%)	44	52	54	38	30

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-02[1]	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$16.61	$11.53	$15.86	$17.77	$20.56
Net Investment loss[2]	(0.09)	(0.02)	(0.03)	(0.10)	(0.10)
Net realized and unrealized
gain (loss) on investments	(4.82)	4.35	1.94	2.89	2.27
Total from investment operations	(4.91)	4.33	1.91	2.79	2.17
Less distributions
From net realized gain	(0.17)	—	—	—	—
Net asset value, end of period	$11.53	$15.86	$17.77	$20.56	$22.73
Total return[3] (%)	(29.91)	37.55	12.04	15.70	10.55

Ratios and supplemental data
Net assets, end of period
(in millions)	$14	$17	$21	$25	$23
Ratio of net expenses to average
net assets (%)	1.28	1.03	0.86	0.87	0.85
Ratio of gross expenses to average
net assets (%)	1.28	1.03	0.86	0.87	0.85
Ratio of net investment loss
to average net assets (%)	(0.69)	(0.12)	(0.19)	(0.50)	(0.45)
Portfolio turnover (%)	44	52	54	38	30

See notes to financial statements

Small Cap Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R SHARES

Period ended	10-31-03[6]	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$13.51	$15.60	$17.35	$19.96
Net Investment loss[2]	(0.03)	(0.16)	(0.20)	(0.30)
Net realized and unrealized
gain (loss) on investments	2.12	1.91	2.81	2.18
Total from investment operations	2.09	1.75	2.61	1.88
Less distributions
Net asset value, end of period	$15.60	$17.35	$19.96	$21.84
Total return[3] (%)	15.47[7]	11.22	15.04	9.42

Ratios and supplemental data
Net assets, end of period
(in millions)	—[8]	—[8]	$2	$2
Ratio of net expenses to average
net assets (%)	1.66[9]	1.62	1.44	1.81
Ratio of gross expenses to average
net assets (%)	1.66	1.62	1.44	1.81
Ratio of net investment income
(loss) to average net assets (%)	(0.86)[9]	(0.96)	(1.07)	(1.43)
Portfolio turnover (%)	52	54	38	30

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class R shares began operations on 8-5-03.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

See notes to financial statements

Small Cap Equity Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Small Cap Equity Fund (the “Fund”) is a diversified series of John Hancock Investment Trust II (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Small Cap Equity Fund

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2006, the Fund loaned securities having a market value of $8,100,000 collateralized by securities in the amount of $8,262,000. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2006.

Options

The Fund may enter into option contracts. Options will generally be valued at the last quoted sales price on the exchange on which they are primarily traded. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and

Small Cap Equity Fund

writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or “notional”) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract’s terms (“credit risk”) or if the Fund is unable to offset a contract with a counterparty on a timely basis (“liquidity risk”). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

Written options for the year ended October 31, 2006, were as follows:
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	2,050	$400,544
Options written	4,641	814,291
Option closed	(1,154)	(178,497)
Options expired	(2,651)	(508,698)
Options exercised	(2,886)	(527,640)
Outstanding, end of period	—	—

Short sales

The Fund, in “selling short”, sells borrowed securities, which must at some date be repurchased and returned to the lender. The risk associated with this practice is that, if the market value of securities sold short increases, the Fund may realize losses upon repurchase at prices which may exceed the prices used in determining the liability on the Fund’s Statement of Assets and Liabilities. Further, in unusual circumstances, the Fund may be unable to repurchase securities to close its short positions except at prices above those previously quoted in the market. The fund had no open positions in short sales on October 31, 2006.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates.

Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions. The Fund had no open forward foreign currency exchange contracts on October 31, 2006.

Small Cap Equity Fund

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $323,688,086 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2007 — $2,041,421, October 31, 2008 — $813,916, October 31, 2009 — $113,938,024, October 31, 2010 — $139,953,021, October 31, 2011 — $65,557,630 and October 31, 2014 — $1,384,074. Capital loss carryforward utilized for the year ended October 31, 2006 amounted to $31,654,611. Availability of a certain amount of the loss carryforward may be limited in a given year. The John Hancock Focused Small Cap Growth Fund was acquired on September 26, 2003 by the John Hancock Small Cap Growth Fund. The John Hancock Small Cap Growth Fund was acquired on April 7, 2006 by the John Hancock Small Cap Equity Fund.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. There were no distributions during the years ended October 31, 2005 and October 31, 2006. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2006, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Small Cap Equity Fund

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis to the sum of: (a) 0.70% of the first $1,000,000,000 of the Fund’s average daily net asset value and (b) 0.685% of the Fund’s average daily net asset value in excess of $1,000,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% average daily net asset value of Class A, Class B, Class C and Class R, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Expenses under the agreements described above for the period ended October 31, 2006 were as follows:

Distribution and
Share class	service fees

Class A	$1,371,303
Class B	1,783,881
Class C	545,181
Class R	10,258
Total	$3,710,623

Class A shares are assessed up-front sales charges. During the year ended October 31, 2006, JH Funds received net up-front sales charges of $324,308 with regard to sales of Class A shares. Of this amount, $30,159 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $264,626 was paid as sales commissions to unrelated broker-dealers and $29,523 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (“JHLICO”), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2006, CDSCs received by JH Funds amounted to $379,467 for Class B shares and $19,848 for Class C shares.

Small Cap Equity Fund

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $132,663 for the year ended October 31, 2006. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $121,014. The Fund also paid the adviser the amount of $1,835 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 7,402 Class R shares of beneficial interest of the Fund on October 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Small Cap Equity Fund

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 10-31-05		Year ended 10-31-06
	Shares	Amount	Shares	Amount

Class A shares
Sold	2,647,693	$49,997,608	4,059,692	$88,211,122
Issued in reorganization	—	—	19,990,293	466,529,456
Repurchased	(4,212,760)	(79,223,142)	(6,538,284)	(139,814,860)
Net increase (decrease)	(1,565,067)	($29,225,534)	17,511,701	$414,925,718

Class B shares
Sold	464,907	$8,239,959	500,004	$10,141,029
Issued in reorganization	—	—	4,675,296	102,097,249
Repurchased	(3,207,103)	(56,746,187)	(3,426,759)	(68,699,904)
Net increase (decrease)	(2,742,196)	($48,506,228)	1,748,541	$43,538,374

Class C shares
Sold	190,953	$3,372,927	206,524	$4,247,033
Issued in reorganization	—	—	711,155	15,531,563
Repurchased	(1,227,821)	(21,758,177)	(817,335)	(16,390,982)
Net increase (decrease)	(1,036,868)	($18,385,250)	100,344	$3,387,614

Class I shares
Sold	269,162	$5,317,353	455,003	$10,290,891
Issued in reorganization	—	—	89,674	2,156,522
Repurchased	(245,884)	(4,814,989)	(727,716)	(15,793,795)
Net increase (decrease)	23,278	$502,364	(183,039)	($3,346,382)

Class R shares
Sold	89,641	$1,671,883	71,176	$1,533,384
Repurchased	(16,932)	(322,101)	(45,370)	(986,072)
Net increase	72,709	$1,349,782	25,806	$547,312

Net increase (decrease)	(5,248,144)	($94,264,866)	19,203,353	$459,052,636

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2006, aggregated $195,290,660 and $340,288,992, respectively.

The cost of investments owned on October 31, 2006, including short-term investments, for federal income tax purposes, was $823,925,316. Gross unrealized appreciation and depreciation of investments aggregated $138,504,786 and $62,836,397, respectively, resulting in net unrealized appreciation of $75,668,389. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Small Cap Equity Fund

Note 5
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2006, is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	loss	income	value

Electro-Optical Sciences, Inc.
bought: 100,000 shares
sold: none	597,200	697,200	—	—	$3,960,096
bought: 177,590 shares[1]
sold: none	—	177,590	—	—	1,022,918
Galaxy Nutritional Foods, Inc.
bought: none
sold: 225,000 shares	1,364,348	1,139,348	(976,761)	—	455,739
Lasercard Corp.
bought: 920,260 shares
sold: none	—	920,260	—	—	9,727,148
Modtech Holdings, Inc.
bought: 557,000 shares
sold: none	574,318	1,131,318	—	—	5,758,409

Totals			($976,761)	—	$20,924,310

1 Direct placement security.

Note 6
Reclassification of accounts

During the year ended October 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $116,916,349, a decrease in accumulated net investment loss of $8,603,269 and an increase in capital paid-in of $108,313,080. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for net operating loss, merger with John Hancock Small Cap Growth Fund and certain foreign currency adjustments. The calculation of net investment loss per share in the Fund’s Financial Highlights excludes these adjustments.

Note 7
Reorganization

On December 6, 2005, the shareholders of John Hancock Small Cap Growth Fund (“Small Cap Growth Fund”) approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Small Cap Growth Fund in exchange for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 19,990,293 Class A shares, 4,675,296 Class B shares, 711,155 Class C shares and 89,674 of Class I shares of the Fund for the net assets of the Small Cap Growth Fund, which amounted to $466,529,456, $102,097,249, $15,531,563 and $2,156,522 for Class A, Class B, Class C and Class I shares of the Small Cap Growth Fund, respectively, including the total of $13,183,486 of unrealized appreciation, after the close of business on April 7, 2006.

Small Cap Equity Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the John Hancock Investment Trust II and Shareholders of John Hancock Small Cap Equity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the “Fund”) as of October 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2006

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2006.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions

Board Consideration of and
Continuation of Investment Advisory
Agreement and Sub-Advisory
Agreement: John Hancock Small Cap
Equity Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Investment Trust II (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with MFC Global Investment Management (U.S.), LLC (the “Sub-Adviser”) for the John Hancock Small Cap Equity Fund (the “Fund”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1-2 and June 5-6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance during the one-, three- and 10-years periods ended December 31, 2005 was higher than the performance of the Peer Group and Category medians, and its benchmark index — the Russell 20000 Growth Index. The Board noted that, although the Fund’s performance was generally competitive with the performance of the Peer Group and Category medians during the five-year period, the performance of the Fund was lower than the Peer Group and Category medians and higher than the performance of the benchmark index.

Investment advisory fee and sub-advisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board also considered peer-adjusted comparisons for the transfer agent fees. The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Peer Group and Category medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual

Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2005	53
Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Director and Partner, Proctor Carlin
& Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1994	53
President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2005	158
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2005	158
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	158
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	1996	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	260
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005
Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2005); Vice President and Chief Financial Officer, MFC Global
(U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Nicholson Graham LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered
Management (U.S.), LLC	Services, Inc.	public accounting firm
101 Huntington Avenue	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N    H A N C O C K    F A M I L Y    O F    F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Small Cap Equity Fund.

3700A 10/06
12/06

John Hancock

MUTUAL FUNDS

John Hancock

Financial Industries Fund

Annual Report

10.31.06

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 3

Notes to financial
statements
page 2 0

Trustees and officers
page 3 1

For more information
page 36

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of U.S. and foreign financial services companies of any size.

Over the last twelve months

► Stocks performed well thanks to solid corporate earnings growth, a slowdown in inflation, moderating economic growth and an end to the Fed’s campaign for higher interest rates.

► Financial stocks outperformed the broader market because of solid returns by capital-market-related shares; banks lagged as the inverted yield curve hurt margins and deposit competition heated up.

► The Fund’s return was helped by our decision to overweight capital-market names and underweight regional bank stocks.

Top 10 holdings

Bank of America Corp.	4.8%	Wachovia Corp.	3.9%

American International Group, Inc.	4.5%	American Express Co.	3.8%

Merrill Lynch & Co., Inc.	4.2%	Prudential Financial, Inc.	3.7%

Nasdaq Stock Market, Inc.	4.1%	Goldman Sachs Group, Inc. (The)	3.4%

Citigroup, Inc.	4.0%	Bank of New York Co., Inc. (The)	2.9%

As a percentage of net assets on October 31, 2006.

1

Managers’ report

John Hancock Financial Industries Fund

Stocks produced solid returns for the 12 months ended October 31, 2006, when the Standard & Poor’s 500 Stock Index rose 16.34% .

Corporate earnings growth remained healthy, while energy prices retreated from record highs and the Federal Reserve ended its long-running campaign for higher interest rates, holding the fed funds rate target steady at 5.25% since June. Economic growth slowed to a more moderate, sustainable pace during the period, reflecting a slowdown in the housing market.

In this environment, financial shares outperformed, as the Standard & Poor’s 500 Financial Index returned 19.65% . Every segment of the index produced a positive return for the period. Investment banks were far and away the best performers, more than doubling the index’s return. Other financial groups whose revenues are tied to the market — asset managers and custody banks — also performed well thanks to robust capital-markets activity. In addition, many real estate investment trusts also produced returns in excess of the index. At the other end of the spectrum, many segments of the insurance industry produced solid returns, but lagged the benchmark’s results. Regional bank returns were limited by the interest rate environment, where rising short-term interest rates have caused the yield curve to invert, hurting net interest margins. The bigger, diversified banks and financial services firms performed better, producing returns about in line with the index.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE… AND WHAT’S BEHIND THE NUMBERS
Merrill Lynch	▲	Solid performance on the strength of its wealth management business
Bank of America	▲	Better-than-expected earnings
Scottish Re Group	▼	Stock suffers on management change and debt downgrade

2

Portfolio Managers, MFC Global Investment Management (U.S.), LLC James K. Schmidt, CFA, Lisa A. Welch and Roger C. Hamilton

Fund performance

For the year ended October 31, 2006, John Hancock Financial Industries Fund’s Class A, Class B, Class C and Class I shares posted total returns of 17.86%, 17.10%, 17.04% and 18.49%, respectively, at net asset value. These results trailed the 19.65% return of the Fund’s benchmark, the Standard & Poor’s 500 Financial Index, and the 18.48% average return of the specialty/ financial funds tracked by Morningstar, Inc.1  Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested for the entire period and did not reinvest all Fund distributions. See pages six and seven for historical performance information.

“Capital-market stocks were some of the biggest contributors to the portfolio’s performance.”

Fund positioning

Our investment approach targets businesses we believe show good revenue or asset growth, attractive valuations and a catalyst for growth. This strategy helps explain our decision to favor capital-market names — where earnings growth has been quite strong among investment bankers, money managers and trading firms — over banks, REITs and mortgage-related names, as slower economic growth and higher interest rates contributed to a more difficult business climate.

The overweight to capital markets and underweight to regional banks helped performance; unfortunately, select REITs performed well during the period, making them some of the best performers in the S&P 500 Financial Index for the 12 months, limiting the Fund’s relative return. Our underweight and disappointing stock selection among diversified banks also detracted.

Financial Industries Fund

3

Return on capital

Capital-market stocks were some of the biggest contributors to the portfolio’s performance. Indeed, the list of top-ten contributors for the period is entirely made up of firms in the investment banking, asset management and custody banks industry segments, or money center banks such as Bank of America Corp., JPMorgan Chase & Co. and Citigroup, Inc., which saw a significant boost to their revenue from capital-markets activity.

In our report to shareholders six months ago, we wrote about the strong performance of investment banker Goldman Sachs Group, Inc., which has benefited from a surge in investment banking activity and an expanded book of business outside its traditional trading and deal-making operations. Goldman was the top contributor to performance for the year.

Similarly, capital-market stock Merrill Lynch & Co., Inc. represented one of the biggest positions in the portfolio because it fits so many of our investment criteria — it is more attractively valued and less levered than its competition, and its wealth management business is doing very well. Strong performance made Merrill our number two contributor for the period.

INDUSTRY DISTRIBUTION[2]
Investment banking
& brokerage	12%
Asset management
& custody banks	12%
Diversified banks	11%
Other diversified
financial services	11%
Multi-line insurance	9%
Property & casualty
insurance	8%
Life & health insurance	7%
Data processing &
outsourced services	6%
Specialized finance	5%
Consumer finance	5%
Insurance brokers	3%
Regional banks	2%
Reinsurance	2%
All others	5%

We also added to capital-markets sensitivity with a major position in Nasdaq Stock Market, Inc., which is taking market share from the venerable New York Stock Exchange. The stock is cheaper than the NYSE as well. In addition, Nasdaq has an attractive international element to their business, owning a 25% stake in the London Stock Exchange.

Banks, insurance mixed

It helped to underweight the regional banks, where earnings are vulnerable to intense deposit competition and an unfavorable rate environment, which is taking a bite out of net interest margins. Instead, we added a select number of diversified foreign banks that we believed had solid balance sheets, better growth potential and were trading at more attractive valuations than some of their domestic counterparts. Unfortunately, one of the stocks we added, Kookmin Bank, the largest bank in South Korea, was negatively affected by geopolitical tension around North Korea, among other factors.

Financial Industries Fund

4

Insurance was a mixed bag as well. We saw value in certain property and casualty insurance stocks, especially those that benefit from higher short-term rates. Good stock selection here and among multi-line insurance firms made these industries key contributors. However, Fund performance was limited by overweights among reinsurance, insurance brokers and life and health insurance names, which generated positive returns but lagged the index. The Fund’s biggest detractor during the period was Scottish Re Group, one of the world’s leading life re-insurers. The firm’s management team was replaced and its debt downgraded before being put up for sale. We sold our position in these shares.

“Insurance was a mixed bag as well.”

Outlook

We remain generally positive on the financials sector, although valuations in several industries are full and need solid earnings growth to sustain stock prices. However, it’s worth noting that the current environment of  low inflation and moderate economic growth is favorable for exactly that.

Longer term, we see several compelling trends at work, including the growth of global capitalism, ongoing bank consolidation, the increasingly cashless society and the need for savings and retirement products. In insurance in particular, we see this formerly staid industry transforming itself to meet the growing demand of an aging population for financial services.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Morningstar include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on October 31, 2006.

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5

A look at performance

For the periods ending October 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	3-14-96	11.95%	8.26%	8.41%	—	11.95%	48.72%	124.24%	—

B	1-14-97	12.10	8.33	—	7.36%	12.10	49.17	—	100.56%

C	3-1-99	16.04	8.62	—	5.06	16.04	51.20	—	45.96

I [1]	3-1-01	18.49	9.93	—	5.27	18.49	60.55	—	33.82

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

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6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B1	1-14-97	$20,056	$20,056	$20,918	$28,618

C1	3-1-99	14,596	14,596	12,572	17,175

I [2]	3-1-01	13,382	13,382	12,223	14,726

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of October 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Standard & Poor’s 500 Financial Index — Index 2 — is an unmanaged index designed to measure the financial sector of the S&P 500.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I share prospectus.

Financial Industries Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2006, with the same investment held until October 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 5-1-06	on 10-31-06	ended 10-31-06[1]

Class A	$1,000.00	$1,035.40	$6.92

Class B	1,000.00	1,032.00	10.16

Class C	1,000.00	1,032.00	10.36

Class I	1,000.00	1,038.10	4.59

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Financial Industries Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2006, with the same investment held until October 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 5-1-06	on 10-31-06	ended 10-31-06[1]

Class A	$1,000.00	$1,018.40	$6.86

Class B	1,000.00	1,015.20	10.08

Class C	1,000.00	1,015.00	10.28

Class I	1,000.00	1,020.70	4.55

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.34%, 1.98%, 2.03% and 0.88% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Financial Industries Fund

9

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 10-31-06

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 98.46%		$874,499,288
(Cost $553,833,349)

Asset Management & Custody Banks 11.92%		105,908,003

Affiliated Managers Group, Inc. (I)(L)	100,100	10,024,014

Ameriprise Financial, Inc.	139,650	7,191,975

Bank of New York Co., Inc. (The)	748,000	25,708,760

BlackRock, Inc. (Class A)	37,200	5,611,248

Franklin Resources, Inc.	166,000	18,917,360

Legg Mason, Inc. (L)	119,800	10,784,396

MCG Capital Corp.	200,000	3,584,000

State Street Corp.	375,000	24,086,250

Consumer Finance 4.87%		43,284,838

American Express Co.	588,750	34,035,638

SLM Corp.	190,000	9,249,200

Data Processing & Outsourced Services 5.79%		51,470,228

First Data Corp.	535,750	12,991,938

Fiserv, Inc. (I)	321,800	15,896,920

Western Union Co. (I)	185,000	4,079,250

Wright Express Corp. (I)	676,000	18,502,120

Diversified Banks 11.35%		100,833,050

HSBC Holdings Plc, American Depositary Receipt (ADR)
(United Kingdom) (L)	163,026	15,564,092

Kookmin Bank, ADR (South Korea)	309,309	24,546,762

U.S. Bancorp.	577,000	19,525,680

Wachovia Corp. (L)	616,605	34,221,578

Wells Fargo & Co. (L)	192,200	6,974,938

Diversified Capital Markets 1.35%		11,979,968

UBS AG (Switzerland)	200,200	11,979,968

Insurance Brokers 2.65%		23,509,862

Marsh & McLennan Cos., Inc.	626,100	18,432,384

National Financial Partners Corp.	128,870	5,077,478

Investment Banking & Brokerage 12.46%		110,662,874

Goldman Sachs Group, Inc. (The)	159,650	30,299,974

Lehman Brothers Holdings, Inc. (L)	146,000	11,364,640

See notes to financial statements

Financial Industries Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Investment Banking & Brokerage (continued)

Merrill Lynch & Co., Inc. (L)	423,000	$36,978,660

Morgan Stanley	323,650	24,736,569

Sanders Morris Harris Group, Inc.	385,000	4,527,600

TD Ameritrade Holding Corp. (L)	167,300	2,755,431

Life & Health Insurance 7.16%		63,592,669

AFLAC, Inc.	272,800	12,254,176

Conseco, Inc. (I)	260,420	5,296,943

MetLife, Inc.	235,700	13,465,541

Prudential Financial, Inc. (L)	423,450	32,576,009

Managed Health Care 1.29%		11,428,245

Aetna, Inc.	277,250	11,428,245

Multi-Line Insurance 8.91%		79,102,738

American International Group, Inc.	598,100	40,174,377

Assurant, Inc.	119,600	6,298,136

Genworth Financial, Inc. (Class A)	390,567	13,060,560

Hartford Financial Services Group, Inc. (The)	224,500	19,569,665

Other Diversified Financial Services 10.93%		97,070,021

Bank of America Corp.	795,855	42,872,709

Citigroup, Inc.	707,050	35,465,628

JPMorgan Chase & Co.	394,850	18,731,684

Property & Casualty Insurance 8.04%		71,373,000

ACE Ltd. (Cayman Islands)	268,000	15,343,000

Allstate Corp. (The)	231,850	14,226,316

Ambac Financial Group, Inc.	106,850	8,920,906

Assured Guaranty Ltd. (Bermuda)	398,960	10,041,823

Axis Capital Holdings Ltd. (Bermuda)	374,230	12,293,455

Berkshire Hathaway, Inc. (Class A) (I)	100	10,547,500

Regional Banks 2.42%		21,496,522

City National Corp.	93,500	6,223,360

M&T Bank Corp.	49,150	5,986,962

Zions Bancorp.	115,500	9,286,200

Reinsurance 2.25%		19,971,891

PartnerRe Ltd. (Bermuda)	175,650	12,281,448

Platinum Underwriters Holdings Ltd. (Bermuda)	257,550	7,690,443

Specialized Finance 5.06%		44,955,210

CIT Group, Inc.	169,000	8,796,450

Nasdaq Stock Market, Inc. (I)	1,012,000	36,158,760

Specialized REITs 0.61%		5,396,040

Host Hotels & Resorts, Inc.	234,000	5,396,040

Thrifts & Mortgage Finance 0.77%		6,878,455

Hudson City Bancorp., Inc.	500,980	6,878,455

See notes to financial statements

Financial Industries Fund

11

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value

Trading Companies & Distributors 0.63%			$5,585,674

GATX Corp.		128,200	5,585,674

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 14.76%			$131,131,374
(Cost $131,131,374)
Joint Repurchase Agreement 0.53%			4,683,000

Investment in a joint repurchase
agreement transaction with
Morgan Stanley — Dated 10-31-06
due 11-01-06 (secured by U.S.
Treasury Inflation Indexed Bond
3.375% due 4-15-32).
Maturity Value: $4,683,686	5.270%	$4,683	4,683,000

		Shares
Cash Equivalents 14.23%			126,448,374

AIM Cash Investment Trust (T)	126,448,374		126,448,374

Total investments (cost $684,964,723) 113.22%			$1,005,630,662

Other assets and liabilities, net (13.22%)			($117,407,768)

Total net assets 100.00%			$888,222,894

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2006.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Financial Industries Fund

12

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 10-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $684,964,723) including
$123,804,490 of securities loaned	$1,005,630,662
Cash	905
Receivable for investments sold	13,467,689
Receivable for shares sold	142,592
Dividends and interest receivable	471,006
Receivable from affiliates	168,407
Other assets	86,188
Total assets	1,019,967,449

Liabilities

Payable for investments purchased	2,245,175
Payable for shares repurchased	1,736,062
Payable upon return of securities loaned	126,448,374
Payable to affiliates
Management fees	605,532
Distribution and service fees	54,488
Other	418,918
Other payables and accrued expenses	236,006
Total liabilities	131,744,555

Net assets

Capital paid-in	457,293,870
Accumulated net realized gain on investments	106,987,441
Net unrealized appreciation of investments	320,665,939
Accumulated net investment income	3,275,644
Net assets	$888,222,894

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($703,083,045 ÷ 32,883,789 shares)	$21.38
Class B ($162,382,644 ÷ 7,981,620 shares)	$20.34
Class C ($22,743,807 ÷ 1,118,707 shares)	$20.33
Class I ($13,398 ÷ 615 shares)	$21.80[1]

Maximum offering price per share

Class A2 ($21.38 ÷ 95%)	$22.51

1 Net assets and shares outstanding have been rounded for presentation purposes. The net asset value is as reported on October 31, 2006.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Financial Industries Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (including special dividends of $2,091,600)	$18,053,683
Interest	772,713
Securities lending	185,135

Total investment income	19,011,531

Expenses

Investment management fees (Note 2)	7,061,674
Distribution and service fees (Note 2)	4,810,407
Class A, B and C transfer agent fees (Note 2)	2,805,321
Class I transfer agent fees (Note 2)	7
Accounting and legal services fees (Note 2)	166,599
Compliance fees	24,579
Printing	155,523
Custodian fees	136,697
Blue sky fees	54,950
Trustees’ fees	50,238
Professional fees	36,619
Securities lending fees	7,163
Interest	601
Miscellaneous	54,536
Total expenses	15,364,914
Less expense reductions (Note 2)	(564,239)

Net expenses	14,800,675

Net investment income	4,210,856

Realized and unrealized gain

Net realized gain on investments	127,649,051
Change in net unrealized appreciation (depreciation) of investments	16,220,199

Net realized and unrealized gain	143,869,250

Increase in net assets from operations	$148,080,106

See notes to financial statements

Financial Industries Fund

14

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Year
	ended	ended
	10-31-05	10-31-06

Increase (decrease) in net assets
From operations
Net investment income	$796,651	$4,210,856
Net realized gain	88,860,200	127,649,051
Change in net unrealized appreciation (depreciation)	24,602,862	16,220,199

Increase in net assets resulting from operations	114,259,713	148,080,106
Distributions to shareholders
From net investment income
Class A	(2,000,272)	(1,637,986)
Class I	(132)	(99)
From capital gain
Class A	(5,613,914)	(35,121,423)
Class B	(14,541,440)	(28,888,309)
Class C	(555,800)	(1,796,109)
Class I	(205)	(845)
	(22,711,763)	(67,444,771)
From Fund share transactions	(258,635,402)	(115,195,777)

Net assets
Beginning of period	1,089,870,788	922,783,336
End of period[1]	$922,783,336	$888,222,894

1 Includes accumulated net investment income of $702,873 and $3,275,644, respectively.

See notes to financial statements

Financial Industries Fund

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$15.38	$14.27	$16.78	$17.76	$19.50
Net investment income[1]	0.02	0.07	0.12	0.09	0.13[7]
Net realized and unrealized
gain (loss) on investments	(0.77)	2.44	0.86	2.10	3.18
Total from investment operations	(0.75)	2.51	0.98	2.19	3.31
Less distributions
From net investment income	—	—	—	(0.12)	(0.06)
From net realized gain	(0.36)	—	—	(0.33)	(1.37)
	(0.36)	—	—	(0.45)	(1.43)
Net asset value, end of period	$14.27	$16.78	$17.76	$19.50	$21.38
Total return[2] (%)	(5.19)[3]	17.59	5.84[3]	12.57[3]	17.86

Ratios and supplemental data

Net assets, end of period
(in millions)	$357	$345	$304	$481	$703
Ratio of expenses to average
net assets (%)	1.50	1.55	1.45	1.44	1.40
Ratio of gross expenses to average
net assets (%)	1.51[4]	1.55	1.48[4]	1.48[4]	1.46[4]
Ratio of net investment income
to average net assets (%)	0.13	0.49	0.68	0.50	0.64[7]
Portfolio turnover (%)	70	66	29	14	25

See notes to financial statements

Financial Industries Fund

16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$15.07	$13.88	$16.20	$17.03	$18.67
Net investment income (loss)[1]	(0.09)	(0.03)	—[5]	(0.03)	0.02[7]
Net realized and unrealized
gain (loss) on investments	(0.74)	2.35	0.83	2.00	3.02
Total from investment operations	(0.83)	2.32	0.83	1.97	3.04
Less distributions
From net realized gain	(0.36)	—	—	(0.33)	(1.37)
Net asset value, end of period	$13.88	$16.20	$17.03	$18.67	$20.34
Total return[2] (%)	(5.85)[3]	16.71	5.12[3]	11.75[3]	17.10

Ratios and supplemental data

Net assets, end of period
(in millions)	$1,058	$977	$757	$418	$162
Ratio of expenses to average
net assets (%)	2.20	2.25	2.15	2.14	2.10
Ratio of gross expenses to average
net assets (%)	2.21[4]	2.25	2.18[4]	2.18[4]	2.16[4]
Ratio of net investment income
(loss) to average net assets (%)	(0.57)	(0.22)	(0.02)	(0.16)	0.12[7]
Portfolio turnover (%)	70	66	29	14	25

See notes to financial statements

Financial Industries Fund

17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$15.06	$13.87	$16.19	$17.03	$18.67
Net investment income (loss)[1]	(0.09)	(0.03)	—[5]	(0.03)	—[5,7]
Net realized and unrealized
gain (loss) on investments	(0.74)	2.35	0.84	2.00	3.03
Total from investment operations	(0.83)	2.32	0.84	1.97	3.03
Less distributions
From net realized gain	(0.36)	—	—	(0.33)	(1.37)
Net asset value, end of period	$13.87	$16.19	$17.03	$18.67	$20.33
Total return[2] (%)	(5.85)[3]	16.73	5.19[3]	11.75[3]	17.04

Ratios and supplemental data

Net assets, end of period
(in millions)	$40	$37	$29	$24	$23
Ratio of expenses to average
net assets (%)	2.20	2.25	2.15	2.14	2.10
Ratio of gross expenses to average
net assets (%)	2.21[4]	2.25	2.18[4]	2.18[4]	2.16[4]
Ratio of net investment income
(loss) to average net assets (%)	(0.57)	(0.22)	(0.02)	(0.18)	(0.01)[7]
Portfolio turnover (%)	70	66	29	14	25

See notes to financial statements

Financial Industries Fund

18

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-02	10-31-03	10-31-04	10-31-05	10-31-06

Per share operating performance
Net asset value, beginning of period	$15.42	$14.40	$16.98	$18.07	$19.85
Net investment income[1]	0.12	0.17	0.22	0.20	0.24[7]
Net realized and unrealized
gain (loss) on investments	(0.78)	2.41	0.87	2.13	3.24
Total from investment operations	(0.66)	2.58	1.09	2.33	3.48
Less distributions
From net investment income	—	—	—	(0.22)	(0.16)
From net realized gain	(0.36)	—	—	(0.33)	(1.37)
	(0.36)	—	—	(0.55)	(1.53)
Net asset value, end of period	$14.40	$16.98	$18.07	$19.85	$21.80
Total return[2] (%)	(4.58)[3]	17.92	6.42	13.17	18.49

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	—[6]	—[6]	—[6]	—[6]
Ratio of expenses to average
net assets (%)	0.89	0.90	0.91	0.91	0.90
Ratio of gross expenses to average
net assets (%)	0.90[4]	0.90	0.91	0.91	0.90
Ratio of net investment income
to average net assets (%)	0.74	1.15	1.21	1.04	1.17[7]
Portfolio turnover (%)	70	66	29	14	25

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not take into consideration expense reductions during the periods shown.

5 Less than $0.01 per share.

6 Less than $500,000.

7 Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Fund which amounted to the following amounts:

		Percentage
	Per share	of net assets

Class A	$0.04	0.22%

Class B	0.05	0.24

Class C	0.04	0.23

Class I	0.05	0.23

See notes to financial statements

Financial Industries Fund

19

Notes to financial statements

Note 1 Accounting policies

John Hancock Financial Industries Fund (the “Fund”) is a diversified series of John Hancock Investment Trust II (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to seek capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Financial Industries Fund

20

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2006, the Fund loaned securities having a market value of $123,804,490 collateralized by cash in the amount of $126,448,374. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a

Financial Industries Fund

21

foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on October 31, 2006.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation of the Fund, and has not at this time quantified the impact, if any, resulting from adoption of the Interpretation on the Fund’s financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (the “FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2005, the tax character of distributions paid was as follows: ordinary income $2,000,404 and long-term capital gain $20,711,359. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $6,886,441 and long-term capital gain $60,558,330. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2006, the components of distributable earnings on a tax basis included $7,331,440 of undistributed ordinary income and $103,589,052 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Financial Industries Fund

22

Note 2
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s average daily net asset value; (b) 0.75% of the next $500,000,000; (c) 0.735% of the next $1,000,000,000 and (d) 0.725% of the Fund’s average daily net asset value in excess of $2,000,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreement described above for the year ended October 31, 2006 were as follows:

Distribution and
Share Class	service fees

Class A	$1,830,729
Class B	2,743,365
Class C	236,313
Total	$4,810,407

Class A shares are assessed up-front sales charges. During the year ended October 31, 2006, JH Funds received net up-front sales charges of $278,763 with regard to sales of Class A shares. Of this amount, $44,367 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $206,382 was paid as sales commissions to unrelated broker-dealers and $28,014 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2006, CDSCs received by JH Funds amounted to $256,322 for Class B shares and $4,245 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily

Financial Industries Fund

23

net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C shares if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $353,259 for the year ended October 31, 2006. Signature Services terminated this agreement June 30, 2006. Effective July 1, 2006, the transfer agent has contractually limited transfer agent fees by implementing a transfer agent fee cap of 0.20% until June 30, 2007. Accordingly, the expense reductions related to transfer agent fee limitations amounted to $210,980 for the year ended October 31, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $166,599. The Fund also paid the adviser the amount of $1,019 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 615 Class I shares of beneficial interest of the Fund on October 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Financial Industries Fund

24

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 10-31-05		Year ended 10-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	12,847,916	$236,636,563	12,932,917	$256,398,935
Distributions reinvested	389,027	6,955,808	1,742,306	33,434,849
Repurchased	(5,669,125)	(104,373,470)	(6,477,921)	(128,980,492)
Net increase	7,567,818	$139,218,901	8,197,302	$160,853,292

Class B shares

Sold	472,469	$8,324,046	448,877	$8,554,579
Distributions reinvested	767,827	13,237,343	1,443,998	26,526,245
Repurchased	(23,295,209)	(411,738,531)	(16,282,542)	(308,259,394)
Net decrease	(22,054,913)	($390,177,142)	(14,389,667)	($273,178,570)

Class C shares

Sold	57,788	$1,018,395	130,214	$2,502,686
Distributions reinvested	29,728	512,210	90,384	1,660,351
Repurchased	(521,791)	(9,207,766)	(371,381)	(7,033,536)
Net decrease	(434,275)	($7,677,161)	(150,783)	($2,870,499)

Net decrease	(14,921,370)	($258,635,402)	(6,343,148)	($115,195,777)

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2006, aggregated $224,926,353 and $394,200,837, respectively.

The cost of investments owned on October 31, 2006, including short-term investments, for federal income tax purposes, was $685,576,382. Gross unrealized appreciation and depreciation of investments aggregated $322,480,794 and $2,426,514, respectively, resulting in net unrealized appreciation of $320,054,280. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5
Reclassification of accounts

During the year ended October 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $19,957,677, and an increase in capital paid-in of $19,957,677. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book and tax differences in accounting for deferred compensation and equalization. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Financial Industries Fund

25

Auditors’ report Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Financial Industries Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the “Fund”) at October 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 13, 2006

26

Tax information Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2006.

The Fund has designated distributions to shareholders of $80,516,014 as a long-term capital gain dividend. With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2006, 100.00% of the dividends qualify for the corporate dividends received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

27

Board Consideration of and Continuation of Investment Advisory Agreement and Sub-Advisory Agreement: John Hancock Financial Industries Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Investment Trust II (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with MFC Global Investment Management (U.S.), LLC (the “Sub-Adviser”) for the John Hancock Financial Industries Fund (the “Fund”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1-2 and June 5-6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Sub-Adviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were sufficient to support renewal of the Advisory Agreements.

28

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the three- and five-year periods was lower than the performance of the Peer Group and Category medians, and its benchmark index — the Dow Jones Financials Sector Index. However, the Board viewed favorably that the more recent performance of the Fund for the one-year period ended December 31, 2005, was appreciably higher than the median of its Category and Peer Group, and its benchmark index. The Board evaluated the actions that had been taken and intends to continue to monitor the Fund’s performance trends to assess the effectiveness of these changes and whether other remedial changes are warranted.

Investment advisory fee and sub-advisory
fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross

Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than median of the Peer Group and Category. The Board favorably considered the impact of fee caps towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall plans to improve performance and lower expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from

29

the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Sub-Adviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Sub-Adviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2005	53

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
(management/investments) (since 1987); Director and Partner, Proctor Carlin
& Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until 2000), HealthPlan Services, Inc.
(until 1999), Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc.
(until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1996	53

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2005	158

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004), STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
(since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods
Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation
(insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts)

31

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2005	158

(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), AskRed.com (until 2001), Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	158

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	1996	53

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	53

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	53

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

32

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	260

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

33

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2005); Vice President and Chief Financial Officer, MFC Global
(U.S.) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

35

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Nicholson Graham LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered
Management (U.S.), LLC	Services, Inc.	public accounting firm
101 Huntington Avenue	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Classic Value Fund
Classic Value Fund II	International Core Fund
Core Equity Fund	International Fund
Focused Equity Fund	International Growth Fund
Growth Fund
Growth Opportunities Fund	INCOME
Growth Trends Fund	Bond Fund
Intrinsic Value Fund	Government Income Fund
Large Cap Equity Fund	High Yield Fund
Large Cap Select Fund	Investment Grade Bond Fund
Mid Cap Equity Fund	Strategic Income Fund
Mid Cap Growth Fund
Multi Cap Growth Fund	TAX-INCOME INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION & LIFESTYLE	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifestyle Aggressive Portfolio	Bank & Thrift Opportunity
Lifestyle Balanced Portfolio	Financial Trends
Lifestyle Conservative Portfolio	Income Securities
Lifestyle Growth Portfolio	Investors Trust
Lifestyle Moderate Portfolio	Patriot Global Dividend
Patriot Preferred Dividend
SECTOR	Patriot Premium Dividend I
Financial Industries Fund	Patriot Premium Dividend II
Health Sciences Fund	Patriot Select Dividend
Real Estate Fund	Preferred Income
Regional Bank Fund	Preferred Income II
Technology Fund	Preferred Income III
Technology Leaders Fund	Tax-Advantaged Dividend

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291 1-800-554-6713 (TDD) 1-800-338-8080 EASI-Line www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Financial Industries Fund.

7000A 10/06 12/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $96,345 for the fiscal year ended October 31, 2005 (broken out as follows: John Hancock Financial Industries Fund - $26,525, John Hancock Regional Bank Fund - $36,735 and John Hancock Small Cap Equity Fund - $33,085) and $81,300 for the fiscal year ended October 31, 2006 (broken out as follows: John Hancock Financial Industries Fund - $22,350, John Hancock Regional Bank Fund - $31,050 and John Hancock Small Cap Equity Fund - $27,900). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2005 and fiscal year ended October 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $11,600 for the fiscal year ended October 31, 2005 (broken out as follows: John Hancock Financial Industries Fund - $3,300, John Hancock Regional Bank Fund - $3,900 and John Hancock Small Cap Equity Fund - $4,400) and $10,450 for the fiscal year ended October 31, 2006 (broken out as follows: John Hancock Financial Industries Fund - $3,000, John Hancock Regional Bank Fund - $3,500 and John Hancock Small Cap Equity Fund - $3,950). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended October 31, 2005 and fiscal year ended October 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2005 and October 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $214,262 for the fiscal year ended October 31, 2005 and $520,432 for the fiscal year ended October 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-
END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders August recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

(c)(4) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: January 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: January 2, 2007

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Chief Financial Officer

Date: January 2, 2007